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                                                                   Exhibit 10.11


                           COMMERCIAL PROMISSORY NOTE


/ /  UNITED STATES TRUST COMPANY                  /X/USTrust
     40 Court Street                                   30 Court Street
     Boston, MA 02108                                  Boston, MA 02108

     $300,000              Boston, Massachusetts       May 1, 1996


         FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promise(s) to pay to the order of the banking institution named above next to the box marked above with an "X" or the like (hereinafter, with any subsequent holder, the "Bank") at an office of the Bank, the principal sum of Three Hundred Thousand ($300,000) Dollars or such lesser amount as may be outstanding, with interest thereon, in accordance with the provisions which are marked with an "X" or the like, below, or on demand if none are so marked.

INTEREST RATE (Check One)

         Interest shall be determined in all instances based upon a 360 day year and actual day months. Interest on the unpaid principal balance of the Note shall accrue as follows:

         /X/ FLOATING RATE. At the floating rate equal to 1.75 % per annum above the Base Lending Rate (hereinafter defined), however in no event shall said rate of interest be less than, if filled in, _________% per annum at any time. The term "Base Lending Rate" means the rate of interest established from time to time by the Bank as its base lending rate and may or may not be the lowest rate of interest charged by the Bank to any of its customers. Changes in the Base Lending Rate shall take effect on the date announced by the Bank unless otherwise specified in the announcement.

         / /      FIXED RATE.  At the rate of _____________ percent per annum.

         / / DISCOUNT. Interest to maturity has been deducted from the proceeds of the Note. Interest at the rate of _____________ percent per annum shall be paid on any amount not paid when due hereunder until that amount and any such interest are so paid.

         / /      OTHER.

INTEREST PAYMENTS (Check One)

         Interest, at the rate set forth above, shall be paid by the Borrower to the Bank as follows, or monthly in arrears if none are so marked:

         /X/ PERIODICALLY. Monthly, but if filled in then ______________, in arrears, with the first payment due on June 1, 1996 and each subsequent payment due on

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                the like day of each consecutive calendar month, but if filled in then calendar _______, thereafter.

         / /    AT MATURITY.  At the maturity of the Note.

         / / INTEREST INCLUDED IN REPAYMENTS. Interest is included in the payment(s) to be made pursuant to the Repayment Provisions set forth below.

         / /    OTHER.

REPAYMENT PROVISIONS (Check One)

         In addition to any Interest Payments to be made as indicated above, the Borrower shall pay the Bank the principal sum set forth above as follows, or on demand if none are so marked:

         / / TIME. __________ days, but if filled in then __________ year(s), after the date hereof.

         /X/ INSTALLMENTS. In 54 consecutive monthly, but if filled in then ____________________, installments, of which each but the last shall be in an amount necessary to amortize the outstanding principal balance of the Note as of October 31, 1996 on a 54 month straight line amortization schedule and the last of which shall be equal to the then unpaid principal balance of the Note plus all accrued and unpaid interest thereon. The first such monthly, but if filled in then _________________, installment shall be due on November 1, 1996, and each subsequent installment shall be due on the like day of each consecutive month, but if filled in then ____________ thereafter.

         / /    ON DEMAND.  On Demand.

         / / PAYMENTS TO BE MADE UNTIL DEMAND. On demand with payments of $______________ each to be made monthly, but if filled in then ________________, unless and until such demand is made. The first such payment shall be due on _______________, 19__, and each subsequent installment shall be due on the like day of each consecutive month, but if filled in then ___________ thereafter.

         / /    OTHER.

CERTAIN DEFINITIONS

         (a) Borrower. As used herein, "Borrower" means the persons and/or entities named herein as borrower, and/or otherwise signing the Note as maker, and each of them, jointly and severally if more than one.

         (b) Guarantor. As used herein, "Guarantor" means the endorser(s) and/or guarantor(s) of the Note, and/or any guarantor(s) of any obligations now existing and/or hereafter




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                arising of the Borrower to the Bank, any Affiliate (hereinafter defined) and/or any Participant (hereinafter defined), and each of them, if at all.

         (c) Borrower and any Guarantor. As used herein, "Borrower and any Guarantor" means all persons and/or entities which constitute the Borrower, and if any, the Guarantor, and each of them.

         (d) Affiliate. As used herein, "Affiliate" means any parent company of the Bank, and all subsidiaries and/or affiliates of the Bank and/or said parent company, now existing and/or hereafter arising, and each of them.

         (e) Participant. As used herein, "Participant" means any bank or other lender acting as a participant under any loan arrangement with the Borrower and any Guarantor, now existing and/or hereafter arising, in which the Bank or any Affiliate is a participant, including without limitation the Note if applicable.

         (f) Loan Documents. As used herein, "Loan Documents" means documents, if any, which secure, evidence and/or relate to the loan evidenced by the Note, including without limitation any mortgages, security agreements, financing statements, loan applications, pledges, collateral assignments, commitment letters, loan agreements, and set-off rights contained in any other instrument whatsoever, all the foregoing now existing and/or hereafter arising, including, without limitation, the Loan Agreement of even date executed by the borrower and the Bank (the "Loan Agreement").

          (g)   Note. As used herein, "Note" means this promissory note.

         The Borrower and any Guarantor hereby certify, represent and covenant to the Bank that the proceeds and basis of the loan evidenced by the Note are for business and commercial purposes only, and that the proceeds of the Note have not been and/or will not be used for personal (non-business), family, household or agricultural purposes, and this has been relied on by the Bank.

         The Borrower and any Guarantor shall pay to the Bank an administrative late fee of the greater of twenty-five ($25.00) dollars or five (5%) percent of any periodic payment under the Note not received by the Bank within fifteen (15) days after the periodic payment is due. Neither the inclusion of this provision nor the Borrower's or any Guarantor's payment of such an administrative late fee shall excuse the Borrower and any Guarantor from timely making those payments otherwise required to be made under the Note, or waive or limit any rights which the Bank has under the Note. The obligation of the Borrower and any Guarantor to pay such administrative late fees is in addition to all other payment obligations of the Borrower and any Guarantor under the Note.

         Upon any default under the Note, interest shall accrue thereafter on the entire unpaid principal balance until the Note is paid in full at a rate per annum ("Default Rate") equal to the aggregate of two percent (2%), plus the rate provided in the Note. The Default Rate is separate and in addition to the administrative late fee set forth herein for any principal and/or interest installment under the Note not received by the Bank within fifteen (15) days after the installment is due.


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         Any payments received by the Bank on account of the Note prior to demand or acceleration shall be applied first to any costs, expenses, or charges then owed the Bank by the Borrower; second, to accrued and unpaid interest; and third, to the unpaid principal balance hereof. Any payments so received after demand or acceleration shall be applied in such manner as the Bank may determine in the Bank's sole discretion.

         If the Note is not payable on demand, then on that date on which by the terms hereof, the then entire principal balance of the Note is due, at all times thereafter, the aggregate of the then unpaid principal balance of the Note, and all accrued and unpaid interest not so paid shall be payable on demand. If the
Note is payable on demand, then the inclusion of the following default provision shall not alter, affect, or otherwise limit the Bank's right to make demand at any time. The Bank, at its option, may declare the entire unpaid principal balance of the Note and accrued unpaid interest thereon to be immediately due and payable without demand, notice or protest (which are hereby waived) upon the occurrence of any one or more of the following events (herein, "Events of Default"): (a) The failure by the Borrower to pay upon demand (or when due, if not payable on demand) any of the Borrower's liabilities, obligations, and indebtedness to the Bank, any Affiliate and/or any Participant under the Note and/or the Loan Documents; (b) The failure by the Borrower to promptly, punctually, and faithfully perform, discharge, or comply with any of the Borrower's liabilities, obligations, indebtedness, or covenants to the Bank, any Affiliate and/or any Participant under the Note and/or the Loan documents; (c) The occurrence of any event of default under any agreement between the Bank and the Borrower, or instrument or paper given the Bank by the Borrower, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Bank may not have exercised its rights upon default under any such other agreement, instrument, or paper), including, without limitation, the occurrence of an Event of Default (as defined therein) under the Commercial Promissory Note of even date in the original principal amount of $100,000.00 made payable by the Borrower in favor of the Bank (the liabilities, obligations, indebtedness, and covenants described in (a), (b) and (c) are referred to herein as the "Liabilities"); (d) Any representation or warranty heretofore, now, or hereafter made by the Borrower and any Guarantor to the Bank, in any document, instrument, agreement, or paper was not true or accurate when given; (e) The occurrence of any event such that any indebtedness of the Borrower and any Guarantor to any creditor other than the Bank could be accelerated, notwithstanding that such acceleration has not taken place; (f) Any act by, against, or relating to the Borrower and any Guarantor, or the property or assets of the Borrower and any Guarantor, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to a court action or otherwise, over all, or any part of the property of the Borrower and any Guarantor; the granting of any trust mortgage or execution of an assignment for the benefit of creditors of the Borrower and any Guarantor, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Borrower and any Guarantor; the failure by the Borrower and any Guarantor to generally pay the debts of the Borrower and any Guarantor as they mature; adjudication of bankruptcy or insolvency relative to the Borrower and any Guarantor: the entry of an order for relief or similar order with respect to the Borrower and any Guarantor in any proceeding pursuant to Title 11 of the United States Code, as amended (commonly referred to as the Bankruptcy Code) or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against (however, if against, only if not dismissed within 30 days of the filing) the Borrower and any Guarantor initiating any matter in which the Borrower and any Guarantor is or may be granted any relief from the debts of the Borrower and any Guarantor pursuant to the




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Bankruptcy Code or any other insolvency statute or procedure: the calling or sufferance of a meeting of creditors of the Borrower and any Guarantor; the meeting by the Borrower and any Guarantor with a formal or informal creditor's committee; the offering by, or entering into by, the Borrower and any Guarantor of any composition, extension or any other arrangement seeking relief or extension for the debts of the Borrower and any guarantor, or the initiation of any other judicial or non-judicial proceeding or agreement by, against (however, if against, only if not dismissed within 30 days of the filing), or including the borrower and any Guarantor which seeks or intends to accomplish a reorganization or arrangement with creditors; (g) The imposition of any lien upon any material portion of the assets of the Borrower and any Guarantor or the entry of any judgment against the Borrower and any Guarantor, which lien is not discharged or judgment is not satisfied or appealed from (with execution or similar process stayed) within fifteen (15) days of its imposition or entry; (h) The occurrence of any materially adverse event or circumstance with respect to the Borrower and any Guarantor such that the Bank deems itself insecure; (i) The entry of any court order which enjoins, restrains or in any way prevents the Borrower from conducting all or any part of Borrower's business affairs in the ordinary course; (j) The service of any process upon the Bank seeking to attach by mesne or trustee process any funds of the Borrower on deposit with the Bank or with an Affiliate of the Bank; (k) The occurrence of any loss, theft, damage or destruction to or of any material portion of the assets of the Borrower and any guarantor, or the sale (other than sales in the ordinary course of business) or encumbrance to or of any of the assets of the Borrower and any guarantor; (l) The death, termination of existence, dissolution, winding up, or liquidation of the Borrower and any Guarantor; (m) The merger or consolidation of the Borrower and any guarantor with or into any other corporation or other entity; (n) The occurrence of any of the foregoing Events of Default with respect to any guarantor, endorser, or surety to the Bank of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any parent (if the Borrower is a corporation), subsidiary, or affiliate of the Borrower, as if such guarantor, endorser, surety, parent, subsidiary, or affiliate were the Borrower described therein; and/or (o) The termination of any guaranty by any guarantor of the Liabilities.

         The Borrower and any Guarantor respectively waive presentment, demand, notice, and protest, and also waive any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the Borrower and any Guarantor by the Bank with respect to the Note and/or any collateral given to secure the Note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of the borrower and any Guarantor to the Bank. All monies due under the Note and/or Loan Documents shall be without setoff or counterclaim on the part of the Borrower and any Guarantor.

         Any and all now existing and/or hereafter arising deposits, or other sums at any time credited by, or due to, the Borrower and/or any Guarantor from the Bank, any Affiliate and/or any Participant, including without limitation, being a participant under the Note, if at all, and any now existing and/or hereafter arising monies, securities, instrument, certificates, repurchase agreements, and/or other property of the Borrower and any Guarantor in the possession of the Bank, any Affiliate and/or any Participant, regardless of the reason the Bank of such Affiliate or Participant had received same (all the foregoing collectively called "Deposits") shall at all times constitute security for the Liabilities including the Note, and/or for any endorsement of the Note and/or guaranty by any Guarantor (said endorsement of the Note and/or guaranty by any Guarantor hereinafter called "Guaranty



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Obligations"), and may be held, applied and/or set off by the Bank, any
Affiliate and/or any Participant against the Liabilities and/or Guaranty obligations at any time when due, whether or not other collateral is held by or otherwise available to the Bank, any Affiliate and/or any Participant, whether such collateral be security in full or in part. Without limitation, and in addition to the foregoing, in the event the Bank, any Affiliate or any Participant at any time or times hereafter is served with trustee process of any kind which attach or order any payment from any goods, effects and/or credits of the Borrower and any guarantor in the hands or possession of the Bank, any Affiliate or any Participant, then the Bank, any Affiliate and/or any Participant without notice or demand to the Borrower and any Guarantor may deem the dollar amount set forth in the trustee process as becoming immediately due and payable under the Note, any endorsement and/or guaranty by any Guarantor, and/or any other loan arrangement with the Borrower, and set off said amount against any Deposits being held by the Bank, any Affiliate and/or any Participant, and any such payment made by said setoff shall be applied as the Bank, any Affiliate or any Participant shall in its sole discretion determine, and when applied to any outstanding principal, may be applied in inverse order of maturity. The Borrower and any Guarantor hereby grant to the Bank, any Affiliate and/or any Participant a security interest in the Deposits to secure all obligations of the Borrower and any Guarantor, or any one or more persons or entities comprising the Borrower and any Guarantor, to the Bank, any Affiliate and/or any Participant under the liabilities and/or the Guaranty Obligations. The Borrower and any Guarantor hereby authorize the Bank, any Affiliate and/or any Participant to charge the Deposits which the Borrower and any Guarantor may at any time maintain with the Bank, and Affiliate and/or any Participant for any payment due on account of the Liabilities and/or the Guaranty Obligations. The Borrower and any Guarantor agree that the rights to set off against Deposits and to charge Deposits granted herein by the borrower and any Guarantor to the Bank, any Affiliate or any Participant (a) are irrespective of the source or contributor(s) of funds or other property which comprise the deposits, whether or not the Deposits, Liabilities and/or Guaranty Obligations are (i) individual and/or joint of the Borrower and any Guarantor, or any one or more persons or entities comprising the Borrower and any Guarantor and/or (ii) in the name of or by the Borrower and any Guarantor, or any one or more persons or entities comprising the Borrower and any Guarantor, with another or others; and (b) are at the option of the Bank, any Affiliate or any Participant, and in no event is the Bank, any Affiliate or any Participant under a duty to exercise setoff against Deposits or to charge Deposits.

         The Borrower and any Guarantor agree that the Bank and any Affiliate shall have the right at any time, and from time to time, with or without notice to the Borrower and any Guarantor to enter into any participation agreement(s) with other(s) which grants participation interests to the Bank and other(s) (a) in the Note and any loan evidenced by the Note and the Loan Documents, (b) in any other loan or loans, including promissory notes and all loan documents applicable thereto, now existing and/or hereafter arising, by the Borrower and/or any Guarantor with the Bank and/or any Affiliate, and/or (c) in any other loan or loans, including promissory notes and all loan documents applicable thereto, now existing and/or hereafter arising, by the Borrower and/or any Guarantor with any other bank(s) or other lender(s). In addition, the Borrower and any Guarantor agree that the Bank, any Affiliate and/or any Participant and/or any other holder of the Note shall have the right to sell or otherwise transfer the Note and/or any Loan Documents at any time.

         In the event at any time the Borrower and any Guarantor has a claim, cause of action, setoff, defense, counterclaim or third party claim (collectively "Borrower Claim") against the Bank and/or

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any Affiliate, the Borrower and any Guarantor agree to commence a lawsuit and/or other proceeding on the Borrower Claim against the Bank only in Boston, Massachusetts or such other place where the Bank has its principal place of business, and only within a period of one year from the time the Borrower Claim first arises, or such other minimum period permitted by law in the event the court finds the one-year period insufficient.

         The Borrower agrees not to seek or accept contribution, reimbursement, indemnity, subrogation or enforcement of any rights from anyone also obligated under the Note, as maker, guarantor, endorser or otherwise, if at all; and any Guarantor agrees not to seek or accept contribution, reimbursement, indemnity, subrogation or enforcement of any rights from the Borrower, and any other guarantor or endorser hereof, or anyone otherwise obligated under the Note; all the foregoing in this paragraph until all obligations under the Note are paid in full and no claim whatsoever exists and/or may exist against the Bank, any Affiliate, and/or Participant for repayment, a preference payment in bankruptcy, or otherwise in connection with the Borrower and any Guarantor.

         The Borrower and any Guarantor agree to indemnify, defend and hold harmless the Bank, any Affiliate, and/or any officer, director and/or employee of the Bank and/or any Affiliate of and from any claim or claims now existing, hereafter arising and/or hereafter brought and/or threatened by the Borrower and any Guarantor or by any other person or entity, in connection therewith, on account of or relating to any relationship and/or dealings with the Borrower and any Guarantor, including without limitation any person or entity contesting the validity or priority of any mortgage(s) and/or other collateral granted to the Bank.

         The Borrower and any Guarantor agree to promptly pay to the Bank and any Affiliate for all legal services hereafter rendered to the Bank and/or any Affiliate including all time, legal fees and expenses, in connection with the review, drafting, preparation for enforcement, negotiation, enforcement, amendment, extension, substitution and/or modification of the Note, any endorsement and/or guaranty thereof, any endorsement and/or guaranty of the obligations of the Borrower to the Bank, any Loan Documents, any other instruments securing or otherwise relating to the Note, any other matters relating to the collection of the loan proceeds and/or realization on any collateral given to the Bank, any bankruptcy and/or foreclosure proceedings, procedures and expenses which relate to the Borrower and any Guarantor and/or any mortgage(s) and/or other collateral given by the Borrower and any Guarantor, and all rights and remedies of the Bank, whether now existing and/or hereafter arising against the Borrower and any Guarantor and/or any collateral given by the Borrower and any Guarantor to the Bank, whether or not court proceedings are brought. The responsibility set forth anywhere in the Note of Borrower and any Guarantor to pay for the attorneys time, legal fees and expenses of the Bank and/or any Affiliate shall include both outside counsel engaged by the Bank, and any in-house counsel employed by the Bank and/or any Affiliate at the same rate as comparable outside counsel.

         IN ANY CASE, CONTROVERSY OR MATTER WHICH ARISES OUT OF, OR IS IN RESPECT OF, THE NOTE AND/OR LOAN EVIDENCED THEREBY, ANY LOAN DOCUMENTS, ANY COLLATERAL SECURING THE NOTE, ANY OTHER INSTRUMENT IN CONNECTION WITH THE NOTE, AND/OR ANY OTHER BUSINESS RELATIONSHIP OR TRANSACTION BETWEEN THE BANK AND/OR ANY AFFILIATE WITH THE BORROWER

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AND ANY GUARANTOR, WHETHER NOW EXISTING OR HEREAFTER ARISING, THE BORROWER AND
ANY GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY: (A) WAIVE ANY RIGHT TO AND AGREE NOT TO BRING, COMMENCE, OR OTHERWISE TAKE ANY ACTION TO TRANSFER, ANY PROCEEDING INCLUDING WITHOUT LIMITATION COURT ACTION, ARBITRATION, MEDIATION, ADMINISTRATIVE PROCEEDING OR OTHERWISE AGAINST THE BANK AND/OR ANY AFFILIATE, OTHER THAN IN THE COMMONWEALTH OF MASSACHUSETTS; (B) WAIVE ANY NOW EXISTING AND/OR HEREAFTER ARISING RIGHT TO A TRIAL BY JURY; AND (C) WAIVE ANY NOW EXISTING AND/OR HEREAFTER ARISING RIGHT TO ANY CONSEQUENTIAL PUNITIVE, SPECIAL, EXEMPLARY AND/OR INCIDENTAL DAMAGES.

         The Borrower and any Guarantor shall maintain full and accurate books and records showing in detail the income and expenses, and assets and liabilities, of the borrower and any guarantor and any mortgaged premises which may secure the Note and/or any endorsement and/or guaranty by any Guarantor; and, upon request from the Bank, shall permit the Bank and/or its representatives to examine and make copies of the books and records of the Borrower and any Guarantor and any mortgaged premises which may secure the Note and/or any endorsement and/or guaranty by any Guarantor. The Borrower and any Guarantor shall deliver to the Bank annual financial statements including without limitation a statement of assets, liabilities and net worth and shall deliver to the Bank all other financial information required under the Loan Agreement.

         At all times when the security for the Note and/or any endorsement and/or guaranty by any Guarantor includes real estate, the Borrower and any Guarantor agree that the Bank and any Affiliate and representatives shall have the right at any time hereafter to enter the mortgaged premises (a) for purposes of inspecting and testing for hazardous material and oils to determine whether or not the premises violate any provisions of M.G.L. ch. 21E and regulations relating thereto, and/or (b) for purposes of appraising the mortgaged premises.

         Any default under the Note shall be a default by the Borrower and any Guarantor under any other promissory note and/or other instrument by the Borrower and any Guarantor to the Bank, any Affiliate and/or any Participant, now existing or hereafter arising. Any default by the Borrower under any other promissory note and/or other instrument by the Borrower and any Guarantor to the Bank, any Affiliate and/or any Participant now existing or hereafter arising, shall be a default under the Note and Loan Documents. All mortgages and/or other collateral from the Borrower to the Bank and/or any Affiliate, if any, now existing or hereafter arising, shall also secure the obligations of the Borrower under the Note. All mortgages and/or other collateral, if any, which secure the Note shall also secure all promissory notes and other obligations of the Borrower to the Bank, now existing or hereafter arising, whereof individual and/or joint of the Borrower, or any one or more persons or entities comprising the Borrower.

         AT THE DUE DATE OF THE NOTE (AT MATURITY, UPON EARLIER ACCELERATION, OR IN THE EVENT THE NOTE IS A DEMAND NOTE), THE BANK MAY DEMAND PAYMENT OF THE NOTE, MAY REWRITE THE NOTE BY AGREEMENT AT A GREATER OR LESSER RATE OF INTEREST, OR MAY, BY AGREEMENT, ALLOW PAYMENTS TO BE MADE ON SAID NOTE AT THE SAME, OR A LESSER OR A GREATER RATE OF INTEREST, IF AT ALL, THE NOTE IS A CONTRACT FOR A SHORT-TERM LOAN.

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THE LOAN IS PAYABLE IN FULL AT MATURITY, UPON EARLIER ACCELERATION, OR IN THE
EVENT THE NOTE IS A DEMAND NOTE. THE BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST WHEN DUE. THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. THE BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THE BORROWER MAY OWN, OR WILL HAVE TO FIND ANOTHER BANK OR LENDER WILLING TO LEND THE BORROWER THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE ON THE LOAN.

         Within ten (10) days after requested by the Bank by notice to the Borrower, Borrower and any Guarantor agree to execute and deliver to the Bank a written statement addressed to the Bank, any Affiliate, any Participant and/or proposed Participant, and signed by the Borrower and any Guarantor under the penalties of perjury, and duly notarized, acknowledging the principal and interest balances then due under the Note, and further acknowledging that the
Note is in full force and effect and unmodified, that the Borrower and any Guarantor have no defenses, offsets or counterclaims to the payment and/or performance of the obligations of the Borrower and any Guarantor under the Note, and have no claims or causes of action of any kind whatsoever then existing against the Bank, any Affiliate and/or Participant, and a statement that the Bank is not in default under the Note or any loan or other agreement relating to the Note or any obligations evidenced thereby, all the foregoing in this sentence except as may otherwise exist in which event he Borrower shall specify what otherwise exists, and a statement regarding such other matters which the Bank may require.

         In the event that prior to the recording of any mortgage, financing statement or other collateral instrument, if any, given herewith by the Borrower and any Guarantor to the Bank, there shall exist or otherwise be made known to the Bank or any Affiliate, any voluntary or involuntary creation or occurrence, of any encumbrance, mortgage, lien, attachment, or other security interest on or in any real or personal property given herewith by the Borrower and any Guarantor as collateral to the Bank, or any portion thereof (except as otherwise specifically permitted, if at all, in any of the Loan Documents), or the transfer of such real or personal property or any portion thereof or any legal or beneficial interest therein, or the Borrower and any Guarantor become the subject of a bankruptcy petition, assignment for the benefit of creditors, or any arrangement with creditors, or any restraining order or injunction exists against the Borrower and any Guarantor, at the option of the Bank all obligations of the Bank to make the loan and/or advance monies pursuant to any loan agreement, of which the Note evidences the loan in whole or in part, shall be void, and the Note shall become immediately due and payable without notice or demand to the extent of all monies due thereunder which have previously been paid by the Bank.

         The Borrower and any Guarantor acknowledge that the Bank has notified and does hereby notify the Borrower and any Guarantor as follows:

         (a). THE RESPONSIBILITY OF THE ATTORNEY FOR THE BANK IS TO PROTECT THE INTEREST OF THE BANK;

         (b). THE BORROWER AND ANY GUARANTOR MAY, AT BORROWER'S OR GUARANTOR'S OWN EXPENSE, ENGAGE AN ATTORNEY OF THEIR OWN

                SELECTION TO REPRESENT THE BORROWER'S OR GUARANTOR'S OWN INTERESTS IN THE TRANSACTION.

         No delay or omission by the Bank in exercising or enforcing any of the Bank's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver. The Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Bank and its successors, endorsees, and assigns. The Borrower and any Guarantor each authorizes the Bank to complete the Note if delivered incomplete in any respect by the Borrower and any Guarantor. The Note is delivered to the Bank at one of its offices in Massachusetts, shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Borrower and any Guarantor of the Note each submits to the jurisdiction of the courts of the Commonwealth of Massachusetts for all purposes with respect to the Note, any collateral given to secure their respective liabilities, obligations and indebtedness to the Bank, and their respective relationships with the Bank. The Borrower and any Guarantor agree that all assets in which the Borrower and any Guarantor have previously granted or hereafter grant to the Bank or any Affiliate a security, mortgage or collateral interest shall secure the Liabilities and Guaranty Obligations. The Note includes all future amendments, decreases, extensions, increases, modifications, renegotiations, renewals, replacements, revisions, rewritings and/or substitutions thereof, in whole or in part ("Modifications/Substitutions"). The Borrower and any Guarantor agree that any mortgages and/or other collateral, if any, which may secure the Note, secure all Modifications/Substitutions of the Note, if any, now existing and/or hereafter arising, and include all future Modifications/Substitutions of such mortgages and/or other collateral, if any, now existing and/or hereafter arising. To the maximum extent permitted by law, except for payments made on account of the Note which reduce the monies due under the Note, all other provisions of the Note, shall survive (a) the payment of all principal and interest obligations of the borrower and any Guarantor under the Note, (b) any termination, release or discharge of the principal and interest obligations of the Borrower and any Guarantor to the Bank and/or any Affiliate, and (c) the discharge or satisfaction of any mortgage, security agreement and/or other collateral, if any, which may at any time secure the Note. Any prepayment of the Note shall be applied to principal in inverse order of maturity. Time of all payments and provisions hereof is of strict essence. In the event more than one person or entity comprises the Borrower, all provisions herein of the Borrower are joint and several obligations. The Borrower and any Guarantor acknowledge and agree and say under the penalties of perjury that (a) each is executing the Note as the free act and deed of each, (b) each is not acting under any duress or undue influence, and (c) the Bank and/or any Affiliate have made no agreements, warranties, representations or promises in connection with the Note and/or any loan agreements or other agreements relating to the Note, except as set forth herein or in a written instrument executed and delivered by the Bank. The provisions of the Note are hereby declared to be severable, and the invalidity of any provision or application thereof shall not effect any other provision or any other application thereof. Interest on principal under the Note shall accrue only on the amount of principal from time to time actually outstanding under the Note. The Bank records, including without limitation, computer printout of the Bank showing an account of the Borrower, shall be admissible as evidence in any action or proceeding in connection with the Note, and shall constitute prima facie evidence of the items contained therein. The Note may not be modified orally, but may only be modified by written instrument signed by the holder hereof.

         In the event the Borrower and any Guarantor is a trust or corporation, each person signing below in behalf of said entity personally and individually certifies to the Bank that the person(s) executing the Note (a) is a trustee of any applicable trust, or an officer of any applicable corporation, and (b) has been duly authorized, empowered and directed to execute and deliver the Note and, if any, all other instruments securing or otherwise relating to the Note, and any other agreements or instruments determined by such person in such person's sole discretion to be appropriate or incidental to the loan evidenced by the Note, all in such form and with such modifications, substitutions, renewals, replacements, revisions, amendments and/or additions as such person from time to time deems proper, in the name of an in behalf of said entity (i) in the case of a trust, by a written instrument signed by all beneficiaries and delivered to the trustee, and/or (ii) in the case of a corporation, unanimously by all the stockholders and directors of the corporation, at a meeting duly held or by written consent in lieu of meeting, duly filed with the records of the minutes of the corporation.

The Borrower has read all of the terms and conditions of the Note and acknowledges receipt of an exact copy of it.

WITNESS  Signed in my Presence             MAKERS(S) ("Borrower")
                                           IMPLANT SCIENCES CORPORATION
 /s/ Diane J. Ryan                         /s/ Anthony J. Armini
 -----------------------------------       ---------------------
Print Name: Diane J. Ryan   Witness
           ---------------                 Print Name: Anthony J. Armini   Title, if applicable: President
                                                       ----------------                          ----------
                                           Address: Implant Science Corporation
                                                    ---------------------------
                                                    107 Audubon Road, #5, Wakefield, MA 01880
----------------------------------                  -----------------------------------------
                           Witness

Print Name:                                Print Name:                        Title, if applicable:
          ------------------------                    -----------------------                      ----------
                                           Address:
                                                    ---------------------------------------------------------

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, each of the undersigned endorses the Note, guarantees to the Bank the payment and performance of the borrower's obligations under the Note, acknowledges reading the Note in its entirety, agrees to be jointly and severally (if more than one) liable and bound to the Bank and any Affiliate under all provisions of the Note, agrees to be jointly and severally liable with the Borrower for all obligations under the Note, and agrees that all obligations hereunder and such endorsement and guaranty shall take effect under seal.

WITNESS  Signed in my Presence

 /s/ Diane J. Ryan                  /s/ Anthony J. Armini
--------------------------------    ----------------------------------------
                        Witness

Print Name: Diane J. Ryan           Print Name: Anthony J. Armini, individually
           --------------------                --------------------------------
                                    Address:
                                             ----------------------------------

-------------------------------     -------------------------------------------
                        Witness

Print Name:                         Print Name:         Title, if applicable:
         -----------------------              ---------                     ---
                                    Address:
                                            -----------------------------------